UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2017

MoneyGram International, Inc.

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(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-31950 (Commission File Number)	16-1690064 (I.R.S. Employer Identification Number)

2828 N. Harwood Street, 15th Floor Dallas, Texas (Address of principal executive offices)	75201 (Zip code)

Registrant’s telephone number, including area code: (214) 999-7552

                                        Not applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On May 4, 2017, MoneyGram International, Inc. issued a press release reporting financial results for its first quarter ended March 31, 2017. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description of Exhibit
99.1	Press release dated May 4, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONEYGRAM INTERNATIONAL, INC.

By:	/s/ Lawrence Angelilli
Name:	Lawrence Angelilli
Title:	Executive Vice President and Chief Financial Officer

Date: May 4, 2017

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press release dated May 4, 2017.